UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2016

DANDRIT BIOTECH USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54478	45-2559340
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Dandrit Biotech A/S Fruebjergvej 3 Box 62 2100 Copenhagen, Denmark (Address of principal executive offices)

+45-39179840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2016, DanDrit Biotech USA, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Meeting”) as prescribed in the Proxy Statement filed by the Company with the SEC on November 21, 2016. At the Meeting, as described under Item 5.07 below, the stockholders of the Company approved an amendment to the Company’s Certificate of Incorporation to change the name of the Company from DanDrit Biotech USA, Inc., to OncoSynergy, Inc., and to effect a 1-for-2.3 reverse stock split, which amendment will become effective upon the filing of a Certificate of Amendment (“Amendment”) with the Secretary of State of Delaware.

The Amendment is attached as Annex A to the Proxy Statement and is incorporated by reference herein.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Meeting, a total of 7,768,394 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were present or represented by proxy, representing approximately eighty one percent (81%) of the outstanding Common Stock as of October 31, 2016, the record date for the Meeting.

At the Meeting, five (5) proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal No. 1: The election of Dr. Eric Leire, N.E. Nielsen, and Aldo Petersen for terms until the next annual meeting of stockholders or until such directors’ successor shall have been duly elected and qualified. The stockholders elected the three (3) directors with the following votes:

Name	For	Withheld	Broker Non-Vote
Eric Leire	7,230,718	500,058	0
N.E. Nielsen	7,230,718	500,058	0
Aldo Petersen	7,230,718	500,058	0

Proposal No. 2:  A proposal to amend the Company’s Certificate of Incorporation to change the name of the Company from DanDrit Biotech USA, Inc. to “OncoSynergy, Inc.” was passed with the following votes:

Votes For	7,230,698
Votes Against	20
Abstentions	500,058
Broker Non-Votes	0

Proposal No. 3: A proposal to amend the Company’s Charter to effect a 1-for-2.3 reverse stock split, which ratio may be changed at the discretion of the Company’s board of directors, of the Company’s issued and outstanding shares of Common Stock, effective upon a date to be determined by the Company’s board of directors, was passed with the following votes:

Votes For	7,230,698
Votes Against	78
Abstentions	500,000
Broker Non-Votes	0

Proposal No. 4: The stockholders ratified Gregory & Associates, LLC as the Company’s independent registered accounting firm by the following votes:

Votes For	7,268,306
Votes Against	0
Abstentions	500,088

Proposal No. 5: A proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional votes and proxies if there are insufficient votes at the time of the Meeting or to approve the foregoing proposals passed with the following votes:

Votes For	7,268,364
Votes Against	0
Abstentions	500,030

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANDRIT BIOTECH USA, INC.

Date: December 12, 2016	By:	/s/ Eric J. Leire
Eric J. Leire Chief Executive Officer

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